Kensington Managed Income Fund

Class C Shares KAMCX

SUMMARY PROSPECTUS

August 21, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://www.advisorspreferred.com/kensington-fund-documents. You can also get this information at no cost by calling 1-855-375-3060, emailing OrderKensingtonFund@ultimusfundsolutions.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated August 21, 2019, and Statement of Additional Information, dated August 21, 2019, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser:

ADVISORS	PREFERRED

Advisors Preferred, LLC

1445 Research Boulevard, Ste. 530

Rockville, MD 20850

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website https://www.advisorspreferred.com/kensington-fund-documents, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

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Investment Objective: The Kensington Managed Income Fund (the “Fund”) seeks income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (1) (as a % of original purchase price)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses (2)	0.62%
Acquired Fund Fees and Expenses (3)	0.62%
Total Annual Fund Operating Expenses	3.49%
(1)	The Fund’s distributor may advance to, or reimburse, the Fund 1.00% of the purchase price in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the distributor makes such a payment, the respective Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) payable to the distributor on shares redeemed prior to the first 12 months after their purchase. Shareholders will be notified at the time of purchase if the shares purchased are subject to this CDSC.
(2)	Other expenses are estimated for the first fiscal year.
(3)	Acquired Fund Fees and Expenses, which are estimated for the first fiscal year, are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Year
C	$352	$1,071

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing primarily in mutual funds that invest in income-producing securities. The Fund defines income-producing securities as interest-paying: bills, notes, bonds, debentures, bank loans, loan participations, syndicated loan assignments and other evidence of indebtedness. The Fund invests without restriction as to issuer credit quality, country (including emerging markets), capitalization, or security maturity or currency. Typically, the Fund invests the majority of its assets in high-yield securities, which are debt instruments rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the adviser to be of similar credit quality. High-yield securities are also known as “junk bonds.” The Fund may invest in junk bonds that are in default, subject to bankruptcy or reorganization.

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The Fund’s adviser does not select individual securities as a principal strategy, but rather employs a fund-of-funds approach that achieves exposure to income-producing securities through mutual funds. The adviser selects mutual funds based on performance, relative fees, management experience and underlying portfolio composition and strategy. Mutual funds may employ leverage. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.

The adviser’s strategy is principally driven by a proprietary “Managed Income Model” that evaluates the changes of the following daily inputs:

•	Net Asset Values of U.S. High-Yield Bond Funds
•	Prices of Long-Term U.S. Treasury Bonds
•	Level of the NASDAQ Composite Index
•	Level of the Value Line Geometric Composite Index
•	The Daily Number of NYSE Companies with Advancing versus Declining Stock Prices

Outputs from the Managed Income Model are evaluated at the end of each trading day and generate a buy or sell signal that identifies the overall directional bias of the Fund’s portfolio. Using the Managed Income Model signals, the Fund will tactically shift its mutual funds holdings and asset allocations accordingly. The NASDAQ Composite Index is a market capitalization-weighted index of approximately 3,000 common equities listed on the NASDAQ stock exchange. The Value Line Geometric Composite Index is composed of the returns of the companies included in the Value Line Investment Survey® with returns calculated geometrically over time rather than by using a simple average. The survey is generally representative of equity securities traded on US stock exchanges. It identifies approximately 1,700 companies accounting for approximately 90% of the market capitalization of all stocks traded on the US stock exchanges. Generally, when the adviser believes high-yield market conditions are favorable, the Fund invests in longer maturity and lower quality high-yield securities. When the adviser believes high-yield market conditions are less favorable, the Fund invests in shorter maturity and better quality high-yield securities and money market instruments. The adviser may engage in frequent trading to achieve the Fund’s investment objective, which may result in turnover in excess of 100%.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds.

•	Junk Bond Risk: Lower-quality fixed income securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.
•	Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Bonds may become illiquid.
•	Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market securities also tend to be less liquid. Emerging market countries are generally considered as those with per-capita income well below those in the U.S.
•	Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.
•	Loans Risk: The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.
•	No History of Operations Risk: The Fund has no history of operations for investors to evaluate. The Fund may fail to attract sufficient assets to operate efficiently.
•	Management Risk: The adviser’s reliance on its Managed Income Model, its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
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•	Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets.
•	Mutual Fund Risk: Investments in mutual funds involve duplication of investment advisory fees and certain other expenses. Each mutual fund is subject to specific risks, depending on the nature of its investment strategy. The manager of a mutual fund may not be successful in implementing its strategy.
•	Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in mutual funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•	Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

Is the Fund Right for You?

The Fund is intended for investors who want income and can tolerate net asset value fluctuations associated with the high-yield market.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information and daily net asset value (“NAV”) per share will be available at no cost by calling toll-free 1-855-375-3060.

Investment Adviser: Advisors Preferred, LLC.

Portfolio Manager: Bruce P. DeLaurentis, Portfolio Manager of the adviser, has served the Fund as a portfolio manager since it commenced operations in 2019.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
C	$1,000	$1,000	$250	$100

The Fund or adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemptions requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to net asset value pricing.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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